EXHIBIT 99.1

                          SAGA COMMUNICATIONS ANNOUNCES
                      4TH QUARTER AND YEAR END 2002 RESULTS

                                                                        CONTACT:
                                                                  SAMUEL D. BUSH
                                                                    313/886-7070

Grosse Pointe Farms, Michigan - February 26, 2003 - Saga Communications, Inc. (AMEX-SGA) today reported net income of $14.0 million ($.66 per fully diluted share) for the year ended December 31, 2002 compared to $8.6 million ($.41 per fully diluted share) for 2001. Proforma net income reflecting the adoption of FAS 142 (the non-amortization of broadcast licenses and goodwill) for the year ended December 31, 2001 was $10.6 million ($.51 per fully diluted share). Net income growth was 62.9% on a historical basis and 31.9% when adjusted for the implementation of FAS 142. Free cash flow for the same period was $16.7 million, an increase of 33.2% over the $12.5 million reported for the same period in 2001.

The Company's reported net revenue increased 10.4% in 2002 to $114.8 million and broadcast cash flow increased 11.0% to $41.4 million for 2002. Net revenue and broadcast cash flow increased by 5.3% and 7.6%, respectively, on a same station basis.

For the three-month period ended December 31, 2002, net revenue and broadcast cash flow increased by 16.4% and 17.2% to $31.3 million and $11.3 million, respectively, over the comparable period in 2001. Free cash flow for the quarter was $5.5 million. On a same station basis, net revenue and broadcast cash flow increased by 9.9% and 14.0%, respectively.

The attached Selected Supplemental Financial Data table discloses as reported, same station and pro forma information by segment. The as reported amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The same station amounts reflect only the results of operations for stations that we owned for the entire comparable period. The pro forma amounts assume the 2001 and 2002 acquisitions occurred as of January 1, 2001 and exclude amortization of goodwill and broadcast licenses (FAS 142) for 2001.

Additionally, the Company is releasing its financial expectations for the first quarter and full year 2003. The guidance being provided is based on the economic and market conditions as of February 26, 2003. The Company can give no assurances as to whether these conditions will continue, or if they change, how such changes may affect the Company's current expectations. While Saga may from time to time issue updated guidance, it assumes no obligation to do so.

Saga expects net revenue and broadcast cash flow for the first quarter 2003 of approximately $26.0 - $27.0 million and $7.5 - $8.0 million, respectively. For the year, Saga expects a 3% to 5% increase in net revenue and a 4% to 6% increase in broadcast cash flow.

Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. As of December 31, 2002 the Company owned or operated broadcast properties in 23 markets, including 44 FM and 26 AM radio stations, 2 state radio networks, 1 farm radio network, 4 television stations and 3 low power television stations. As previously announced, Saga has entered into an agreement to purchase the assets of WODB-FM, Delaware, OH serving the Columbus, OH radio market. Additionally, Saga has entered into an agreement to sell the assets of WLLM-AM to Cornerstone Community Radio for $275,000.

Saga's fourth quarter and 2002 annual results conference call will be on Thursday, February 27 at 10AM. The call will be a listen only call for the public. The dial in number for domestic calls is 800/450-0785. For international callers the number is 612/332-0820. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 669463.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The guidance for 2003 should be considered a forward looking statement. Words such as "believes", "expects", "anticipates", "guidance" and similar expressions are intended to identify forward-looking statements. Key risks are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained herein.

                            SAGA COMMUNICATIONS, INC.
                      SELECTED CONSOLIDATED FINANCIAL DATA
                     FOR THE THREE AND TWELVE MONTH PERIODS
                        ENDED DECEMBER 31, 2002 AND 2001
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)

                                                            THREE MONTHS ENDED                TWELVE MONTHS ENDED
                                                                DECEMBER 31,                      DECEMBER 31,

                                                           2002             2001              2002             2001
                                                         --------         --------          -------          -------
OPERATING RESULTS

Net revenue                                               $31,308          $26,898         $114,782         $103,956
Station operating expense
   (excluding depreciation, amortization,
   corporate general and administrative)                   19,985           17,235           73,350           66,640
                                                         --------         --------          -------          -------
Broadcast cash flow                                        11,323            9,663           41,432           37,316
Corporate general and administrative                        1,677            1,335            6,022            5,421
Depreciation                                                1,536            1,508            6,034            5,763
Amortization                                                  124            1,134              499            4,347
                                                         --------         --------          -------          -------
Operating profit                                            7,986            5,686           28,877           21,785
Interest expense                                            1,435            1,396            5,487            7,037
Other (income) expense                                        306              (12)             159              (17)
                                                         --------         --------          -------          -------
Income before income tax                                    6,245            4,302           23,231           14,765
Income tax provision:
    Current                                                   726              486            5,506            3,858
    Deferred                                                1,415            1,350            3,770            2,342
                                                         --------         --------          -------          -------
                                                            2,141            1,836            9,276            6,200
                                                         --------         --------          -------          -------
Net income                                               $  4,104         $  2,466         $ 13,955         $  8,565
                                                         ========         ========          =======          =======
Earnings per share:
    Basic                                                   $.20             $.12             $.68             $.42
                                                         ========         ========          =======          =======
    Diluted                                                 $.19             $.12             $.66             $.41
                                                         ========         ========          =======          =======
Weighted average common shares                             20,753           20,488           20,631           20,473
Weighted average common shares and common
   equivalents                                             21,270           20,941           21,209           20,888
Free cash flow *                                         $  5,525         $  3,109          $16,699          $12,538

          CAPITAL EXPENDITURES                           $  1,654         $  3,349         $  7,559         $  8,479

BALANCE SHEET DATA

Working capital                                                                           $   5,517        $  24,083
Net property and equipment                                                                   60,161           55,169
Net intangible and other assets                                                             134,713          112,033
Total assets                                                                                226,322          202,721
Long term debt (including current portion)                                                  105,228          105,501
Stockholders' equity                                                                         93,059           75,062

* Defined as net income plus depreciation, amortization, and deferred taxes less capital expenditures.

                            SAGA COMMUNICATIONS, INC.
                      SELECTED SUPPLEMENTAL FINANCIAL DATA
                           FOR THE TWELVE MONTHS ENDED
                           DECEMBER 31, 2002 AND 2001
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                 AS-REPORTED                  SAME STATION                   PRO FORMA (2)
CONSOLIDATED                                  TWELVE MONTHS ENDED          TWELVE MONTHS ENDED            TWELVE MONTHS ENDED
(In thousands of dollars)                        DECEMBER 31,                  DECEMBER 31,                   DECEMBER 31,
                                            2002(1)          2001          2002(1)        2001            2002(1)      2001(1)
                                           --------        --------       --------      --------         --------     --------
Net operating revenue                      $114,782        $103,956       $105,381      $100,044         $118,697     $110,301
Station operating expense                    73,350          66,640         65,303        62,803           76,236       71,307
                                           --------        --------       --------      --------         --------     --------
Broadcast cash flow                          41,432          37,316         40,078        37,241           42,461       38,994
Corporate general and administrative          6,022           5,421          6,022         5,421            6,218        5,421
Depreciation                                  6,034           5,763          5,181         5,329            6,229        6,171
Amortization                                    499           4,347            454         3,988              499          846
                                           --------        --------       --------      --------         --------     --------
Operating profit                             28,877          21,785        $28,421       $22,503           29,515       26,556
Interest expense                              5,487           7,037                                         5,679        7,091
Other (income) expense                          159            (17)                                           159         (17)
Income tax provision                          9,276           6,200                                         9,466        8,204
                                            -------          ------                                       -------      -------
Net income                                  $13,955          $8,565                                       $14,211      $11,278
                                            =======          ======                                       =======      =======
Earnings per share:
  Basic                                       $0.68           $0.42                                         $0.69        $0.55
                                            =======          ======                                       =======      =======
  Diluted                                     $0.66           $0.41                                         $0.67        $0.54
                                            =======          ======                                       =======      =======

                                                    AS-REPORTED                SAME STATION                   PRO FORMA (2)
RADIO SEGMENT                                   TWELVE MONTHS ENDED         TWELVE MONTHS ENDED            TWELVE MONTHS ENDED
(In thousands of dollars)                           DECEMBER 31,                DECEMBER 31,                   DECEMBER 31,
                                               2002(1)        2001         2002(1)         2001           2002(1)      2001(1)
                                              --------      -------        -------       -------         --------      -------
Net operating revenue                         $102,372      $93,094        $92,971       $89,182         $106,287      $99,439
Station operating expense                       64,134       58,317         56,087        54,480           67,020       62,984
                                              --------      -------        -------       -------         --------      -------
Broadcast cash flow                             38,238       34,777         36,884        34,702           39,267       36,455
Depreciation                                     4,401        3,961          3,548         3,527            4,596        4,369
Amortization                                       475        3,580            430         3,221              475          437
                                              --------      -------        -------       -------         --------      -------
Operating profit                               $33,362      $27,236        $32,906       $27,954          $34,196      $31,649

                                                    AS-REPORTED                SAME STATION                   PRO FORMA (2)
TELEVISION SEGMENT                             TWELVE MONTHS ENDED         TWELVE MONTHS ENDED            TWELVE MONTHS ENDED
(In thousands of dollars)                           DECEMBER 31,                DECEMBER 31,                   DECEMBER 31,
                                               2002(1)        2001         2002(1)         2001           2002(1)      2001(1)
                                               -------      -------        -------       -------          -------      -------
Net operating revenue                          $12,410      $10,862        $12,410       $10,862          $12,410      $10,862
Station operating expense                        9,216        8,323          9,216         8,323            9,216        8,323
                                               -------      -------        -------       -------          -------      -------
Broadcast cash flow                              3,194        2,539          3,194         2,539            3,194        2,539
Depreciation                                     1,432        1,630          1,432         1,630            1,432        1,630
Amortization                                        24          391             24           391               24           33
                                               -------      -------        -------       -------          -------      -------
Operating profit                                $1,738         $518         $1,738          $518           $1,738         $876

(1)   Results exclude amortization of goodwill and broadcast licenses.

(2)   Pro Forma results assume all acquisitions occurred as of January 1, 2001.

                            SAGA COMMUNICATIONS, INC.

                      SELECTED SUPPLEMENTAL FINANCIAL DATA

                           FOR THE THREE MONTHS ENDED

                           DECEMBER 31, 2002 AND 2001

                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)

                                   (UNAUDITED)

                                                    AS-REPORTED               SAME STATION                    PRO FORMA (2)
CONSOLIDATED                                    THREE MONTHS ENDED          THREE MONTHS ENDED             THREE MONTHS ENDED
(In thousands of dollars)                           DECEMBER 31,               DECEMBER 31,                   DECEMBER 31,
                                               2002(1)        2001         2002(1)         2001           2002(1)      2001(1)
                                               -------      -------        -------       -------          -------      -------
Net operating revenue                          $31,308      $26,898        $29,559       $26,898          $31,678      $28,139
Station operating expense                       19,985       17,235         18,541        17,235           20,266       18,157
                                               -------      -------        -------       -------          -------      -------
Broadcast cash flow                             11,323        9,663         11,018         9,663            1,412        9,982
Corporate general and administrative             1,677        1,335          1,677         1,335            1,702        1,335
Depreciation                                     1,536        1,508          1,469         1,508            1,517        1,588
Amortization                                       124        1,134            124         1,134              124          211
                                               -------      -------        -------       -------          -------      -------
Operating profit                                 7,986        5,686         $7,748        $5,686            8,069        6,848
Interest expense                                 1,435        1,396                                         1,459        1,396
Other (income) expense                             306         (12)                                           306         (12)
Income tax provision                             2,141        1,836                                         2,167        2,356
                                                ------       ------                                        ------       ------
Net income                                      $4,104       $2,466                                        $4,137       $3,108
                                                ======       ======                                        ======       ======
Earnings per share:
  Basic                                          $0.20        $0.12                                         $0.20        $0.15
                                                ======       ======                                        ======       ======
  Diluted                                        $0.19        $0.12                                         $0.19        $0.15
                                                ======       ======                                        ======       ======

                                                    AS-REPORTED                SAME STATION                   PRO FORMA (2)
RADIO SEGMENT                                   THREE MONTHS ENDED          THREE MONTHS ENDED             THREE MONTHS ENDED
(In thousands of dollars)                           DECEMBER 31,                DECEMBER 31,                  DECEMBER 31,
                                               2002(1)        2001         2002(1)         2001           2002(1)      2001(1)
                                               -------      -------        -------       -------          -------      -------
Net operating revenue                          $27,798      $23,777        $26,049       $23,777          $28,168      $25,018
Station operating expense                       17,619       15,031         16,175        15,031           17,900       15,953
                                               -------      -------        -------       -------          -------      -------
Broadcast cash flow                             10,179        8,746          9,874         8,746           10,268        9,065
Depreciation                                     1,114        1,048          1,047         1,048            1,095        1,128
Amortization                                       118          903            118           903              118           69
                                               -------      -------        -------       -------          -------      -------
Operating profit                                $8,947       $6,795         $8,709        $6,795           $9,055       $7,868

                                                    AS-REPORTED                SAME STATION                  PRO FORMA (2)
TELEVISION SEGMENT                              THREE MONTHS ENDED          THREE MONTHS ENDED             THREE MONTHS ENDED
(In thousands of dollars)                           DECEMBER 31,               DECEMBER 31,                   DECEMBER 31,
                                               2002(1)        2001         2002(1)         2001            2002(1)     2001(1)
                                               -------      -------        -------       -------          -------      -------
Net operating revenue                           $3,510       $3,121         $3,510        $3,121           $3,510       $3,121
Station operating expense                        2,366        2,204          2,366         2,204            2,366        2,204
                                               -------      -------        -------       -------          -------      -------
Broadcast cash flow                              1,144          917          1,144           917            1,144          917
Depreciation                                       370          420            370           420              370          420
Amortization                                         6           98              6            98                6            9
                                               -------      -------        -------       -------          -------      -------
Operating profit                                  $768         $399           $768          $399             $768         $488

(1)   Results exclude amortization of goodwill and broadcast licenses.

(2)   Pro Forma results assume all acquisitions occurred as of January 1, 2001.

                            SAGA COMMUNICATIONS, INC.
                      SELECTED SUPPLEMENTAL FINANCIAL DATA
                           FOR THE TWELVE MONTHS ENDED
                           DECEMBER 31, 2002 AND 2001
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                          PRO FORMA (2)          PRO FORMA (2)          PRO FORMA (2)          PRO FORMA (2)
                                          THREE MONTHS           THREE MONTHS           THREE MONTHS           THREE MONTHS
CONSOLIDATED                                 ENDED                  ENDED                  ENDED                  ENDED
(In thousands of dollars)                   MARCH 31,              JUNE 30,             SEPTEMBER 30,          DECEMBER 31,
                                        2002(1)    2001(1)      2002(1)   2001(1)      2002(1)   2001(1)      2002(1)   2001(1)
                                        -------    -------      -------  -------       -------  -------       -------  -------
Net operating revenue                   $25,301    $24,708      $31,012  $29,691       $30,706  $27,763       $31,678  $28,139
Station operating expense                17,583     17,534       19,868   18,363        18,519   17,253        20,266   18,157
                                        -------    -------      -------  -------       -------  -------       -------  -------
Broadcast cash flow                       7,718      7,174       11,144   11,328        12,187   10,510        11,412    9,982
Corporate general and administrative      1,317      1,356        1,615    1,539         1,584    1,191         1,702    1,335
Depreciation                              1,522      1,525        1,593    1,529         1,597    1,529         1,517    1,588
Amortization                                125        178          125      246           125      211           124      211
                                        -------    -------      -------  -------       -------  -------       -------  -------
Operating profit                          4,754      4,115        7,811    8,014         8,881    7,579         8,069    6,848
Interest expense                          1,365      1,857        1,439    1,942         1,416    1,896         1,459    1,396
Other (income) expense                      (7)        358           10     (48)         (150)    (315)           306     (12)
Income tax provision                      1,427        841        2,673    2,561         3,199    2,446         2,167    2,356
                                        -------    -------      -------  -------       -------  -------       -------  -------
Net income                               $1,969     $1,059       $3,689   $3,559        $4,416   $3,552        $4,137   $3,108
                                        =======    =======      =======  =======       =======  =======       =======  =======
Earnings per share:
  Basic                                   $0.10      $0.05        $0.18    $0.17         $0.21    $0.17         $0.20    $0.15
                                        =======    =======      =======  =======       =======  =======       =======  =======
  Diluted                                 $0.09      $0.05        $0.17    $0.17         $0.21    $0.17         $0.19    $0.15
                                        =======    =======      =======  =======       =======  =======       =======  =======

                                           PRO FORMA (2)          PRO FORMA (2)          PRO FORMA (2)          PRO FORMA (2)
                                           THREE MONTHS           THREE MONTHS           THREE MONTHS           THREE MONTHS
RADIO SEGMENT                                 ENDED                  ENDED                  ENDED                  ENDED
(In thousands of dollars)                    MARCH 31,              JUNE 30,             SEPTEMBER 30,          DECEMBER 31,
                                        2002(1)    2001(1)      2002(1)   2001(1)      2002(1)   2001(1)      2002(1)   2001(1)
                                        -------    -------      -------  -------       -------  -------       -------  -------
Net operating revenue                   $22,546    $22,238      $28,007  $26,993       $27,566  $25,190       $28,168  $25,018
Station operating expense                15,427     15,469       17,458   16,387        16,235   15,175        17,900   15,953
                                        -------    -------      -------  -------       -------  -------       -------  -------
Broadcast cash flow                       7,119      6,769       10,549   10,606        11,331   10,015        10,268    9,065
Depreciation                              1,119      1,080        1,189    1,080         1,193    1,081         1,095    1,128
Amortization                                119        123          119      147           119       98           118       69
                                        -------    -------      -------  -------       -------  -------       -------  -------
Operating profit                         $5,881     $5,566       $9,241   $9,379       $10,019   $8,836        $9,055   $7,868

                                           PRO FORMA (2)          PRO FORMA (2)          PRO FORMA (2)          PRO FORMA (2)
                                           THREE MONTHS           THREE MONTHS           THREE MONTHS           THREE MONTHS
TELEVISION SEGMENT                            ENDED                  ENDED                  ENDED                  ENDED
(In thousands of dollars)                    MARCH 31,              JUNE 30,             SEPTEMBER 30,          DECEMBER 31,
                                        2002(1)    2001(1)      2002(1)   2001(1)      2002(1)   2001(1)      2002(1)   2001(1)
                                        -------    -------      -------  -------       -------  -------       -------  -------
Net operating revenue                    $2,755     $2,470       $3,005   $2,698        $3,140   $2,573        $3,510   $3,121
Station operating expense                 2,156      2,065        2,410    1,976         2,284    2,078         2,366    2,204
                                        -------    -------      -------  -------       -------  -------       -------  -------
Broadcast cash flow                         599        405          595      722           856      495         1,144      917
Depreciation                                354        403          354      404           354      403           370      420
Amortization                                  6          8            6        8             6        8             6        9
                                        -------    -------      -------  -------       -------  -------       -------  -------
Operating profit                           $239       ($6)         $235     $310          $496      $84          $768     $488

(1)   Results exclude amortization of goodwill and broadcast licenses.

(2)   Pro Forma results assume all acquisitions occurred as of January 1, 2001.